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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                 January 6, 2004
                                 ---------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                           (Exact name of Registrant)



Pennsylvania                       000-17411                 25-1556590
------------                       ---------                 ----------
(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

4220 William Penn Hwy
Monroeville, Pennsylvania                                           15146
-------------------------                                          -------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code:(412) 373-7200









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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

         (a)      Previous Independent Accountants

         On January 6, 2004, Ernst and Young, LLP ("E&Y") informed Parkvale Financial Corporation (the "Company") that it has resigned as the independent accountants for the Company for the fiscal year ending June 30, 2004. E&Y and the Company were not able to agree on financial arrangements for proposed audit services. The client-auditor relationship between the Company and E&Y will cease no later than completion of second quarter review procedures.

         The reports of E&Y on the Company's financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through January 6, 2004, the date of this 8-K, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through January 6, 2004, the date of this 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with above statements. A copy of that letter, dated January 13, 2004, is attached as Exhibit 16.1 to this Form 8-K.

         (b)      New Independent Accountants

         The Company's Audit-Finance Committee is in the process of accepting proposals from other firms to serve as new independent public accountants for the fiscal year ending June 30, 2004.

Item 7.  Exhibits

         16.1. Letter from E&Y to the Securities and Exchange Commission dated January 13, 2004


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 13, 2004               Parkvale Financial Corporation
                               ------------------------------
                                         (Registrant)



                               By:  /s/ Robert J. McCarthy, Jr.
                                    ---------------------------
                                    Robert J. McCarthy, Jr.
                                    President and Chief Executive Officer



                               By:   /s/ Timothy G. Rubritz
                                     ----------------------
                                     Timothy G. Rubritz
                                     Vice President and Chief Financial Officer